UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15 2014

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1675

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement Item 3.02 Unregistered Sales of Equity Securities

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 15, 2014, Enertopia Corporation (“Enertopia” or the “Company”) held its Annual and Special Meeting of Shareholders for the following purposes:

1.	to elect Robert McAllister, Donald Findlay, John Thomas and Mathew Chadwick as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2014 and to allow directors to set the remuneration;

3.	to approve a change of business of our company;

4.	to conduct an advisory vote on the compensation of our company’s Named Executive Officers (the “Say-on-Pay Proposal”);

5.	to conduct an advisory vote on the frequency of future advisory votes on the compensation of our company’s Named Executive Officers (the “Say-When-on-Pay Proposal”);

6.	to approve the adoption of the Company’s 2014 stock option plan; and

7.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

All proposals were approved by the shareholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2014. The results of each voting proposal were as follows:

(1) Election of Directors:

Nominee	For	Withheld
Robert McAllister	18,929,105	113,264
Donald Findlay	18,963,169	79,200
John Thomas	19,000,854	41,515
Mathew Chadwick	2,084,772	16,957,597

(2) To ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2014 and to allow directors to set the remuneration:

For	Against	Abstentions
30,286,680	285,136	1

(3) To approve the Company change of its business from exploration of oil and gas to a non-resource business:

For	Against	Abstentions
19,029,444	12,925	11,529,448

(4) To conduct Say on Pay Vote as required by Section 14A of the Exchange Act:

For	Against	Abstentions
19,008,019	34,350	11,554,370

(5) To conduct Say When on Pay Vote every three years:

For One Year	For Two Years	For Three Years	Abstentions
1,452,183	74,858	17,490,406	11,554,370

(6) To approve the Company’s 2014 Stock Option Plan:

For	Against	Abstentions
18,996,969	45,400	11,529,448

On July 23, 2014, 252,000 warrants from previous private placements were exercised into 252,000 common shares of the Company for net proceeds of $25,200.

Proceeds of the warrants exercise will be used for general working capital.

The Company issued the units one (1) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended. Each of the subscribers represented that they were not a “US person” as such term is defined in Regulation S.

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure

On July 23, 2014, the Company announced the AGM results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release dated July 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2014

Enertopia Corp.
(Signature)
By: /s/ Robert G. McAllister
Robert G. McAllister
President and Director